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Exhibit 10.2

FORM OF AMENDMENT TO SEVERANCE AGREEMENT

        THIS AMENDMENT TO SEVERANCE AGREEMENT ("Amendment"), dated effective as of                        , 2002 (the "Effective Date"), is made by and between Forest Oil Corporation, a New York corporation (the "Company"), and                        (" [Executive][Employee]").

        WHEREAS, the Company and [Executive][Employee] have heretofore entered into that certain Severance Agreement dated                        ,            (the "Severance Agreement"); and

        WHEREAS, the Company and [Executive][Employee] desire to amend the Severance Agreement in certain respects;

        NOW, THEREFORE, in consideration of the premises set forth above and the mutual agreements set forth herein, the Company and [Executive][Employee] hereby agree, effective as of the Effective Date, that the Severance Agreement shall be amended as hereafter provided:

        1.     The second sentence of Paragraph [7][5](a) of the Severance Agreement shall be deleted and the following shall be substituted therefor:

  "Within thirty (30) days after June 14, 2005, and within thirty (30) days after each successive thirty (30)-month period of time thereafter that this Agreement is in effect, the Company shall have the right to review this Agreement, and in its sole discretion either continue and extend this Agreement, terminate this Agreement, and/or offer [Executive][Employee] a different agreement."

        2.     This Amendment (a) shall supersede any prior agreement between the Company and [Executive][Employee] relating to the subject matter of this Amendment and (b) shall be binding upon and inure to the benefit of the parties hereto and any successors to the Company and all persons lawfully claiming under [Executive][Employee].

        3.     As amended hereby, the Severance Agreement is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the            day of                        , 2002, effective as of the Effective Date.

FOREST OIL CORPORATION
By:
[EXECUTIVE][EMPLOYEE]

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FORM OF AMENDMENT TO SEVERANCE AGREEMENT